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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-106083 and 333-59970) and Form S-8 (Nos. 333-61323, 333-85659, 033-80729, 033-77670, 033-51864 and 333-62626) of Kimco
Realty Corporation and Subsidiaries of our report dated March 2, 2004, relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP


New York, New York
March 9, 2004